UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

DERYCZ SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53501 (Commission File Number)	11-3797644 (IRS Employer Identification No.)

1524 Cloverfield Blvd., Suite E Santa Monica, California (Address of principal executive offices)	90404 (Zip Code)

Registrant’s telephone number, including area code: (310) 477-0354

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 4, 2011, Derycz Scientific, Inc. (the “Corporation”) filed a Current Report on Form 8-K (the “April 4th 8-K”) reporting the closing of the acquisition on March 31, 2011, of all of the outstanding capital stock of Techniques Appliquées aux Arts Graphiques, S.p.A. (“TAAG”), a privately held company headquartered outside of Paris, France. This amendment to the April 4th 8-K amends Item 9.01 of the April 4th 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following financial statements of Techniques Appliquées aux Arts Graphiques, S.p.A. and related documents are included as Exhibit 99.1 hereto and incorporated herein by reference:

(i)  Audited balance sheets of Techniques Appliquées aux Arts Graphiques, S.p.A. as of December 31, 2010 and 2009 and the related statements of operations and comprehensive loss, statements of stockholders’ equity (deficiency) and statements of cash flows for the years ended December 31, 2010 and 2009 together with the Report of Independent Auditors thereon of Weinberg & Company, P.A.;

(ii)  Unaudited balance sheet of Techniques Appliquées aux Arts Graphiques, S.p.A as of March 31, 2011 and the related unaudited statements of operations and comprehensive loss and cash flows for the three months ended March 31, 2011 and 2010 and the related unaudited statements of stockholders’ equity (deficiency) for the three months ended March 31, 2011; and

(iii)  Notes to the financial statements.

(b) Pro Forma Financial Information

The following unaudited pro forma combined condensed financial statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.2 hereto and are incorporated herein by reference:

•  Unaudited Pro Forma Combined Condensed Statements of Operations of Derycz Scientific, Inc. and Techniques Appliquées aux Arts Graphiques, S.p.A for the year ended June 30, 2010 and for the nine-month period ended March 31, 2011.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors *

99.1
Audited financial statements of Techniques Appliquées aux Arts Graphiques, S.p.A. as of December 31, 2010 and 2009 and for the years then ended and the unaudited consolidated financial statements of Techniques Appliquées aux Arts Graphiques, S.p.A. as of March 31, 2011 and for the three-month periods ended March 31, 2011 and 2010 and accompanying notes *

99.2
Unaudited Pro Forma Combined Condensed Statements of Operations of Derycz Scientific, Inc. and Techniques Appliquées aux Arts Graphiques, S.p.A for the year ended June 30, 2010 and for the nine-month period ended March 31, 2011 *

*           Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERYCZ SCIENTIFIC, INC.

By: /s/ Richard McKilligan
Richard McKilligan
Dated: June 21, 2011	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors *

99.1
Audited financial statements of Techniques Appliquées aux Arts Graphiques, S.p.A. as of December 31, 2010 and 2009 and for the years then ended and the unaudited consolidated financial statements of Techniques Appliquées aux Arts Graphiques, S.p.A. as of March 31, 2011 and for the three-month periods ended March 31, 2011 and 2010 and accompanying notes *

99.2
Unaudited Pro Forma Combined Condensed Statements of Operations of Derycz Scientific, Inc. and Techniques Appliquées aux Arts Graphiques, S.p.A for the year ended June 30, 2010 and for the nine-month period ended March 31, 2011 *

*           Filed herewith